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                                   EXHIBIT 21

                SUBSIDIARIES OF COMMUNITY SHORES BANK CORPORATION




COMMUNITY SHORES
BANK CORPORATION
MUSKEGON, MI

COMMUNITY SHORES
BANK
MUSKEGON, MI

COMMUNITY SHORES
CAPITAL TRUST 1
MUSKEGON, MI

COMMUNITY SHORES
FINANCIAL
SERVICES, INC.
MUSKEGON, MI

COMMUNITY SHORES
MORTGAGE COMPANY
MUSKEGON, MI